Exhibit 10.2.1

LEASE CONTRACT No. OP-DC-CA-T1-0028-12 BETWEEN OPAIN S.A. AND

AEROVÍAS DEL CONTINENTE AMERICANO S.A. AVIANCA

LEASE AGREEMENT DATED OCTOBER 29, 2012, BETWEEN OPAIN S.A.

AND AEROVÍAS DEL CONTINENTE AMERICANO S.A. AVIANCA

TABLE OF CONTENTS

1. INTERPRETATION AND DEFINITIONS	3

1.01. Interpretation	3

1.02 Definitions	3

2. WHEREAS	4

3. PURPOSE	5
3.01. Purpose	5
3.02. Term	5
3.03. Consideration	5
3.0.4. Invoicing	5
3.05. Method of payment	5
3.06. Non exclusivity	5

4. THE PREMISES	6
4.01. The Premises	6
4.02. Use	6
4.03. Receiving Possession / Condition of the Premises	6
4.04. Improvements	6

5. PRELIMINARY STAGE	6
5.01. Term	6
5.02. Obligations of the TENANT relating to the Preliminary Stage	6
5.03. Obligations of OPAIN relating to the Preliminary Stage	7
5.04. Conditions to sign the Certification of Commencement of Adaptation Works	7

6. Adaptation Stage	7
6.01. Term	7
6.02. Obligations of the TENANT relating to the Adaptation Stage	7
6.03. Obligations of OPAIN relating to the Adaptation Stage	8
6.04. Conditions to sign the Certification of Commencement of Commercial Exploitation	8

7. COMMERCIAL EXPLOITATION STAGE	9
7.01. Term	9
7.02. Obligations of the TENANT relating to the Commercial Exploitation Stage	9
7.03. Repairs and Improvements	9

LEASE CONTRACT No. OP-DC-CA-T1-0028-12 BETWEEN OPAIN S.A. AND

AEROVÍAS DEL CONTINENTE AMERICANO S.A. AVIANCA

8. OBLIGATIONS OF THE PARTIES APPLICABLE TO ALL STAGES OF THE AGREEMENT	9
8.01. Obligations of the TENANT	9
8.02. Obligations of the TENANT relating to the Environmental Regulations	11
8.03. Obligations of OPAIN	11
8.04. Indemnity	12

9. SPECIAL PROVISIONS	12
9.01. Utilities	12
9.02. Civil Non-Contractual Liability Policy	12
9.03. Compliance Policy	13
9.04. Lease Assignment	13
9.06. Risks of the TENANT	13
9.07. Conformity with the Procurement Transparency Protocol of OPAIN

10. UNFULFILLMENT AND TERMINATION GROUNDS
10.1. Termination of the Contract by OPAIN
10.02. Termination of the Contract by the TENANT
10.03. Effects of the Termination of the Contract
10.04. Non-monetary sanctions
10.05. Penalty Clause
10.06 Contract Settlement
10.07 Moratorium interests
10.08 Termination By Mutual Agreement

11. LEASED AREAS RESTITUTION	16
11.01. Premises Restitution	16
11.02. Premises Exchange

12. MISCELLANEOUS	16
12.01. Inspection	16
12.02. Liability	16
12.03. Relation between the Parties	16
12.4. Identification of the TENANT’S staff	17
12.5. Confidentiality	17
12.06. Settlement of Disputes	17
12.07. Taxes	18
12.08. Entire Contract	18
12.09. Amendments	18
12.10. Domicile	18
12.11. Governing Law	18
12.12. Notices	18
12.13. Expenses	19
12.14. Counterparts	19

LEASE CONTRACT No. OP-DC-CA-T1-0028-12 BETWEEN OPAIN S.A. AND

AEROVÍAS DEL CONTINENTE AMERICANO S.A. AVIANCA

LEASE CONTRACT ENTERED INTO OCTOBER 29 2012, BETWEEN OPAIN S.A. AND AEROVÍAS DEL CONTINENTE AMERICANO S.A. AVIANCA

This lease Contract (as amended or supplemented from time to time by mutual agreement between the parties, including its annexes, the “Contract”) is entered into on 29 October 2012 by and between (i) Sociedad Concesionaria Operadora Aeroportuaria Internacional S.A. – Opain S.A. (“OPAIN”); and (ii) AEROVÍAS DEL CONTINENTE AMERICANO S.A. AVIANCA (the “TENANT”), collectively referred to as “The Parties”.

1. INTERPRETATION AND DEFINITIONS

1.01. Interpretation: For the purposes of this Contract, unless otherwise expressly stated, the terms in capitals herein used shall have the meaning granted to those terms in Clause 1.02 stated below. Technical and scientific words that are not expressly defined in this Contract shall have the correspondent meaning according to their respective technic or science area and the rest of the words shall be understood in their natural an obvious sense, according to their general use. Titles in the respective Clauses are included for reference and convenience purposes but in no way limit, define or describe the scope of this Contract and are not considered part of it.

1.02 Definitions: The following definitions are established for the purposes of this Contract, which shall have the meaning stated below, whether used in singular or plural:

“Certification of Commencement of Adaptation Works”: Document to be signed by the Parties following the model of Annex 1.

“Certification of Commencement of Commercial Exploitation: Document to be signed by the Parties following the model of Annex 2.

“Certification of Satisfactory Receipt of the Works”: Document to be signed by the Parties following the model of Annex 3.

“Certification of Conclusion”: Document to be signed by the Parties at the time of the Contract settlement. “AEROCIVIL”: The Special Administrative Unit of the Civilian Aeronautics of the Republic of Colombia.

“AIRPORT”: Eldorado International Airport of Bogota D.C.

“Granted Area”: Areas handed over to OPAIN to manage, operate, make commercial use, keep in good condition, retrofit and expand under this Lease Contract.

“TENANT”: It refers to the meaning provided in the heading of this Contract.

“Governmental Authorities”: (i) Any State or Republic, including, without limitation, Aerocivil, authorities or organizations belonging to any branch of the public power or any entity that does not belongs to them but are part of the State or Republic or who are performing activities granted by the State or Republic (including the Central Bank), administrative subdivision of said State or Republic (such as Ministries, Administrative Departments, Superintendence, Districts and Municipalities, among others) and any entity, with or without legal capacity, that is a decentralized administrative entity, by services or collaboration, of any order, that has authority to issue laws, decrees, resolutions, ordinances, rulings, judicial decrees, arbitration awards, or, in general, mandatory enforcement decisions, provided the Party to whom it is imposed is legally bound to the proceedings, as a party or as a third part; and (ii) any other public entity with authority to enforce such laws, decrees, resolutions, ordinances.,.

LEASE CONTRACT No. OP-DC-CA-T1-0028-12 BETWEEN OPAIN S.A. AND

AEROVÍAS DEL CONTINENTE AMERICANO S.A. AVIANCA

“Consideration”: It refers to the meaning provided in Clause 3.03 of this Contract.

“Contract”: It refers to the meaning provided in the heading of this Contract.

“Business day”: Any day of the week that is not Friday, Sunday or a public holyday in Colombia.

“Preliminary Stage”: The stage of performance of the Contract according to Clause 5.

“Adaptations Stage”: The stage of undertaking the adaptation works of the Contract according to Clause 6.

“Commercial Exploitation Stage”: The stage of performance of the Contract according to Clause 7.

“Trust”: The FIDECOMISO OPAIN S.A – FIDUCIARIA BANCOLOMBIA S.A. trust or the trust replacing it.

“Premises”: The space defined in Clause 4.01 of the Contract.

“CPI”: The Consumer Price Index that represents their variation in Colombia, issued bye the National Administrative Department of Statistics – DANE (or the governmental authority acting as such).

“Applicable Law”: The laws, decrees, resolutions, ordinances and administrative acts applicable to the parties or, in general, the mandatory regulation.

“Month”: Each one of the twelve periods, between 28 and 31 days, the year is divided by. Said periods are: January, February, March, April, May, June, July, August, September, October, November and December.

“OPAIN”: It refers to the meaning provided in the heading in this Contract.

“Parties”: It refers to the meaning provided in the heading in this Contract.

“Permits”: The authorizations, related to the TENANT, issued by OPAIN to commence the works required during the adaptations stage.

“OPAIN Plan”: The current maintenance, operation and safety plans developed by OPAIN for the Airport, available from OPAIN upon request.

“Policy”: It refers to the meaning provided in Clauses 9.02 and 9.03.

“Space Possessor Adaptation / Remodeling and Maintenance Procedure”: The document contained in Annex 6, which defines the rules and parameters for the physical adaptations of the property.

2. WHEREAS,

2.01.1 OPAIN and AEROCIVIL signed the Concession Contract by which the administration, operation, commercial exploitation, maintenance, retrofitting and expansion of the Airport were granted to OPAIN.

2.01.2 OPAIN holds the tenancy of the Granted Area under a concession title. Because of this Contract the mere tenancy of the Property is handed over to the TENANT for its use, keeping AEROCIVL all the rights derived from its ownership.

LEASE CONTRACT No. OP-DC-CA-T1-0028-12 BETWEEN OPAIN S.A. AND

AEROVÍAS DEL CONTINENTE AMERICANO S.A. AVIANCA

2.01.3 The Premises, whose tenancy OPAIN hands over to the TENANT, is part of the Granted Area.

2.01.4 In accordance with the provisions set forth in the Concession Contract, OPAIN is entitled to the commercial exploitation of the Airport arising from the performance of agreements or legal transactions that might create any kind of consideration, including, among others, this Contract.

3. PURPOSE

3.01. Purpose: By means of this agreement, OPAIN, on the date of the Certification of Commencement of Commercial Exploitation, shall hand over the tenancy of the Premises to the TENANT for the duration set forth in Clause 3.02, so the TENANT gives the Premises the use provided in Clause 4.02, prior fulfillment of the activities of the Preliminary and Adaptation Stages.

OPAIN shall provisionally hand over the Premises during the adaptations period, so it can be prepared it for its commercial destination, through a Certification of Commencement of Adaptation Works. The property shall be physically handed over to the TENANT as appears on the Certification of Commencement of Commercial Exploitation, signed by the Legal Representative Agents of each Party.

3.02. Term: The Contract shall apply from its date of signing until the due date of Month No. 23 counted from the date on the Certification of Commencement of Commercial Exploitation. This Term shall extend automatically, in a successive manner, and the Parties shall not invoke the expiration of the term to end the Contract.

In the event that OPAIN requests the Premises invoking Paragraph two (2) or three (3), Article 518 of the Commercial Code, or in the event of an order issued by a competent authority, the provisions of Clause 10.01 shall apply.

3.03. Consideration: The TENANT is bound to unconditionally pay to OPAIN the following amount (the “Consideration”), starting from the date on the Certification of Commencement of Commercial Exploitation, for the Tenancy of the Premises:

3.03.1. $61,172.854.00 plus VAT for 1187.2 M2. This amount shall be readjusted every accomplished year counted from the date on the Certification of Commencement of Commercial Exploitation, with the accrued CPI between January 1 and December 31 of the immediately preceding year. The agreed readjustment in this clause shall be the only one applicable to the Consideration, even in the event of extension or renewal of the Contract.

3.0.4. Invoicing: In order to issue the invoices one shall proceed as follows:

The amount of the consideration shall be invoiced monthly in an advanced month manner.

3.05. Method of payment: The TENANT is bound to pay the Consideration as follows:

The amount of the consideration shall be paid within 5 days of receipt of the invoice issued by the Trust.

3.06. Non exclusivity: This Contract does not imply exclusivity in favor or the TENANT to develop its commercial activities. Therefore, OPAIN may lease other areas that are part of the Granted Area to whom it deems necessary to carry out the purpose of the Concession Contract, even if said third parties carry out the same activities as the TENANT and compete with the latter. OPAIN does not guarantee the TENANT minimal income for carrying out its activities in the Premises.

LEASE CONTRACT No. OP-DC-CA-T1-0028-12 BETWEEN OPAIN S.A. AND

AEROVÍAS DEL CONTINENTE AMERICANO S.A. AVIANCA

4. THE PREMISES

4.01. The Premises: Is the defined and delimited area presented in Annex 4, which shall be handed over to the TENANT to use according to the provisions en Clause 4.02 below:

4.02. Use: The Premises shall be used by the TENANT, solely and exclusively as an essential area for the TENANT’S back office for its passenger check-in counter, as established in Appendix F, Paragraph 7.1.1 of the Concession Contract No. 6000169 OK, and shall not have a different use without prior and written consent from OPAIN. The TENANT is bound to name its business establishment operating in the Premises as AVIANCA. If the business establishment requires changing its denomination, the TENANT must inform OPAIN before hand, and shall such request proceed, it must be stated in written form.

4.03. Receive / Condition of the Premises: The TENANT declares (i) pursuant to the Contract and the Certification of Commencement of Adaptation Works, it shall receive the Premises in an adequate state, completed structure, as established in Paragraph 12, Section 1.5, Appendix F of the Concession Contract, in the Premises Hand-over Design and Technical Specifications established in Annex 5, and in accordance with the Certification of Commencement of Commercial Exploitation, which is considered part of this document, that establishes, in addition, the Premise’s inventory; (ii) that it is bound to take care of, preserve and maintain the Premises; and, (iii) that it shall return the Premises to OPAIN in the same condition described in the Certification of Commencement of Adaptation Work, except for the damage caused by the passage of time, improvement works that can be removed, and its legitimate use. The damages to the Premises caused by abuses or carelessness from the TENANT during its tenancy, shall be charged to him. Notwithstanding the provisions of this clause, the TENANT is bound to make wear and tear repairs and thus keep the Premises in the same condition as it received it, according to the Certification of Commencement of Adaptation Works, except for those that may result due to day to day use.

4.04. Improvements: The TENANT acknowledges all adaptations carried out in the Premises that have a fixed and permanent character, whatever their nature and value, shall be property of AEROCIVIL, thus, the TENANT shall not receive any reimbursement or compensation for said adaptations, whether declaratory or compensatory. Notwithstanding the foregoing, the TENANT may remove adaptations in order to leave the Premises in the same condition as it received it, according to the Certification of Commencement of Adaptation Works, I, except for those that may result deu to day to day use. Furthermore, the adaptations consisting of equipment installation and other goods that can be removed from the Premises without causing it damage, shall be taken by by the TENANT at its own expense upon termination of this Contract.

5. PRELIMINARY STAGE

5.01. Term: The Preliminary Stage shall last from the date of signing of this Contract until the date on the Certification of Commencement of Adaptation Works.

5.02. Obligations of the TENANT relating to the Preliminary Stage: During the Preliminary Stage the TENANT is bound to:

5.02.1. Constitute the Policy and hand it over to OPAIN within the 30 calendar days after signing the Contract;

5.02.2. Hand over the design, adaptation and works plan for the Premises following OPAIN’S instructions, within 30 calendar days after signing the Contract, and perform the adjustments suggested by OPAIN in a timely manner.

LEASE CONTRACT No. OP-DC-CA-T1-0028-12 BETWEEN OPAIN S.A. AND

AEROVÍAS DEL CONTINENTE AMERICANO S.A. AVIANCA

5.02.3. Apply before OPAIN for the Permit, according to the applicable conditions established in Annex 6.

5.03. Obligations of OPAIN relating to the Preliminary Stage: During the Preliminary Stage OPAIN is bound to:

5.03.1. Check the design, adaptation and works plan for the Premises and works schedule provided by the TENANT, within 15 calendar days after having received them, (i) approve if they agree with them; r (ii) request the adjustments deemed necessary. In the event that OPAIN requests an adjustment or clarifications, the TENANT shall give an answer within five (5) calendar days and OPAIN shall have an additional term of five (5) calendar days to make a pronouncement on the matter. The design, adaptation and works plan and schedule shall be considered as approved if OPAIN fails to make a pronouncement within the terms aforementioned.

5.03.2. Allow the TENANT to access the Premises, so the TENANT can elaborate the plans and assess the physical and structural particularities of the Premises in order to execute the Adaptation Stage.

5.03.3. Grant the Permit to the TENANT, according to the applicable conditions established in Annex 6.

5.04. Conditions for the signing of the Certification of Commencement of Adaptation Works: The Parties shall sign the Certification of Commencement of Adaptation Works only if the following requirements are met:

5.04.1. The Policy has been constituted in a satisfactory manner for OPAIN;

5.04.2. The design, adaptation and works plans have been approved by OPAIN;

5.04.3. The TENANT has the necessary Permits to start the adaptation works in the Premises.

5.04.4. The Premises are in suitable conditions to start the adaptation;

6. Adaptation Stage

6.01. Term: The Adaptation Stage shall last from the date on the Certification of Commencement of Adaptation Works until the date on the Certification of Commencement of Commercial Exploitation.

6.02. Obligations of the TENANT relating to the Adaptation Stage: During the Adaptation Stage the TENANT is bound to:

6.02.1. Carry out the adaptation works in a coordinated manner with OPAIN.

6.02.2. Install in the Premises the Voice & Data Systems available in the Airport, according to the operational needs of the Premises. This installation shall only be performed pursuant to the procedures and guidelines established by OPAIN. In any event, OPAIN, directly or indirectly, shall guarantee the existence of the telecommunication services through OPAIN’S Network and Telecommunication Services Provider (ESP) of its preference.

6.02.3. Comply with the Adaptation / Remodeling and Maintenance Procedure for Space Possessors, according to the provisions in Annex 6, by which the guidelines on physical adaptations of the Premises are set forth, which must conserve uniformity with the image and architectural identity displayed in the Airport.

6.02.4. Carry out the adaptation works in a maximum period of forty-five (45) calendar days, counted from the Certification of Commencement of Adaptation Works.

LEASE CONTRACT No. OP-DC-CA-T1-0028-12 BETWEEN OPAIN S.A. AND

AEROVÍAS DEL CONTINENTE AMERICANO S.A. AVIANCA

6.02.5. Allow for programmed visits and inspections in the leased property resulting from the verification process of the Retrofitting and Expansion Works that Aerocivil and the Concession Contract Auditor will perform.

;

6.02.6. Carry out the connections to the utilities available in the Premises;

6.02.7. Pay for the utilities available in the Premises, payment that shall be carried out to the company providing the service.

6.02.8. Examine any request from OPAIN regarding the withdrawal of the TENANT staff and/or any of the subcontractors performing the works, with prior delivery of a communication describing the reasonable causes leading to believe the said personnel might affect the Airport´s safety, or might compromise OPAIN’S liability under the Concession Contract, annexing supporting proofs for such claims. In any event, by signing this Contract the TENANT accepts that in any moment and once the aforementioned situation is notified, OPAIN may prevent such personnel from entering the area where the works are being performed without any liability for the TENANT, who renounces to file any claim against OPAIN regarding such events;

6.02.9. Accept the regulations established in OPAIN’S Plans for the undertaking of the works, one of which is that all personnel designated to execute this Contract shall comply with the security regulations set forth by OPAIN. Also, the TENANT must comply with the Airport Security regulations, including those relating to entering the facilities and identification bearing;

6.02.10. Undertake, at his own risk and expense, one hundred percent (100%) of the total investment in the Premises that allows for the performance of the Contract; and,

6.03. Obligations of OPAIN relating to the Adaptation Stage: During the Adaptation Stage OPAIN is bound to:

6.03.1. Perform the provisional hand over for adaptations of the Premises regarding to the conditions established jointly by the Parties by agreement.

6.03.2. Cooperate with the TENANT during the adaptation works the TENANT will carry out, timely providing all the information the TENANT requires to perform under the purpose of this Contract.

6.03.4. Inform the TENANT about the utilities that will be available in the PREMISES and the authorized providers in the Airport; and

6.03.5. Inspect the adaptation works and, within 15 calendar days after being notified of their finalization by the TENANT, (i) approve the works if OPAIN is satisfied, which shall stated in the Certification of Satisfactory Receipt of the Works; or (ii) demand the adjustments deemed necessary by OPAIN. In the event OPAIN requests adjustment or clarification, the TENANT shall provide an answer within the next ten (10) calendar days and OPAIN shall have an additional term of 5 days to approve them or request further adjustments. The adaptation works shall be deemed as approved if OPAIN does not make any statements during the aforementioned term.

6.04. Conditions for the signing of the Certification of Commencement of Commercial Exploitation: The Parties shall sign the Certification of Commencement of Commercial Exploitation only if the following requirements are met:

6.04.1. OPAIN has approved the adaptation works of the Premises, tacitly or expressly;

LEASE CONTRACT No. OP-DC-CA-T1-0028-12 BETWEEN OPAIN S.A. AND

AEROVÍAS DEL CONTINENTE AMERICANO S.A. AVIANCA

6.04.2. OPAIN has informed the TENANT the Passenger Terminal is ready for a comprehensive start of operations; and

6.04.3. The TENANT begins the commercial use of the Premises for passenger assistance.

7. COMMERCIAL EXPLOITATION STAGE

7.01. Term: The Commercial Exploitation Stage shall last from the date stated in the Certification of Commencement of the Exploitation Stage until the date on the Certification of Termination of the Contract.

7.02. Obligations of the TENANT relating to the Commercial Exploitation Stage: During the Commercial Exploitation Stage the TENANT is bound to:

7.02.1. Deliver de Back office areas.

7.02.2. Pay OPAIN the Consideration under the conditions and amount established in this Contract;

7.02.3. Keep the Premises in an adequate condition, as received by the TENANT, according to the Certification of Commencement of Commercial Exploitation;

7.02.4. Operate the Premises in order to perform the use, for which this Contract is signed, 7 days a week, in the hours established by the TENANT according to his timetables.

7.02.5. Attempt to make sure the TENANT’S staff assisting the passengers has basic knowledge of the English language; and

7.02.6. Make sure a fixed-point supervisor appointed by the TENANT is available in order to timely resolve any inconvenience or complain that may arise from the passengers.

7.03. Repairs and Improvements: OPAIN shall carry out only the repairs directly related to the structural elements of the Premises, produced by the passage of time, construction flaws, force majeure or acts of nature, so the TENANT is bound to carry out at his own risk and expenses the rest of the repairs, including those considered wear and tear.

The TENANT shall perform useful and voluntary improvements in the Premises, with prior written consent of OPAIN. In any event, the TENANT shall be responsible for any damage inflicted to third parties, provided there is gross negligence or willful misconduct by the TENANT, e. The aforementioned consent does not apply to the regular maintenance of the property.

8. OBLIGATIONS OF THE PARTIES APPLICABLE TO ALL STAGES OF THE AGREEMENT

8.01. Obligations of the TENANT: The following are the general obligations of the TENANT:

8.01.1 Use the Premises in accordance with the provisions set forth in this Contract;

8.01.02. Comply with OPAIN’S Plans;

8.01.3. Pay to OPAIN the Consideration established in Clause 3.03;

8.01.4. Keep the Permits in full force, at any time.

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AEROVÍAS DEL CONTINENTE AMERICANO S.A. AVIANCA

8.01.5. Pay OPAIN the Regulated Income at the TENANT’S charge (as defined in the Concession Contract) directly related to this agreement, in a complete and timely way, pursuing Resolution 05496, 2005, issued by AEROCIVIL, and amended by Resolution 2013, 2006.

8.01.6. Pay all utilities invoices and/or fares of the Premises, caused since the Certification of Commencement of Adaptation Works;

8.01.7. Refrain from using the Premises to hide people; deposit arms, explosives or terrorist group’s money; therefore, it is expressly and strictly prohibited to use the Premises to the ends established in section b) of the paragraph of Article 38, Decree 180, 1998, and Article 34, Law 30, 1986. Likewise, the TENANT shall not use the Premises to produce, store and sell drugs and hallucinatory substances such as marihuana, hashish, cocaine and other related, or any other illicit activity; in any event the TENANT is no responsible for third parties’ acts that for this specific case, shall be all people different to the staff of the TENANT.

8.01.8. Keep in force the Policies that Clauses 9.02 and 9.03 of this Contract refers to, for the complete duration of this lease agreement.

8.01.9. Observe and strictly comply the written instructions provided by OPAIN, inherent with the performance of this lease agreement.

8.01.10. Accept responsibility before OPAIN and third parties for all damages and harm the TENANT or any person under his supervision or care cause to people or property because of gross negligence or willful misconduct, carelessness or ignorance of the safety regulations established in the applicable laws and OPAIN’S Plans;

8.01.11 Free and relieve OPAIN from liability as established in Clause 8.04;

8.01.12. Accept responsibility for all expenses and expenditures caused during the performance of the TENANT’S activities, including those relating to any accident attributable to it.

8.01.13. Take all measures required to take care of any accident that may occur while performing its activities and prevent the occurrence of new accidents. Furthermore, the TENANT is bound to adopt the applicable preventive and corrective measures in order to avoid that the accident occur again, or to prevent the damage to extend or worsen the situation;

8.01.14. Notify OPAIN immediately about any misappropriation, disturbance, encumbrance, loss of tenure, imposition of easement rights that any person attempts on the Premises, wear and/or flaw in the Premises that OPAIN must repair;

8.01.15. Refrain from introducing in the Premises or the Granted Area inflammable substances, explosives, pollutants, hallucinogen substances, or any other element that might threaten the integrity and security of the Airport or its users. Without prejudice of the foregoing, OPAIN may grant express authorization to introduce these substances, in the event the activity of the TENANT requires it;

8.01.16. Address the complaints and claims received through OPAIN, relating to the condition of the Premises or to flaws in the quality of the service provided by the TENANT. The TENANT must resolve these complaints and claims within the next 10 workdays after notification from OPAIN.

8.01.17. Comply with the Airport’s solid waste management rules, according to the Environmental Plan.

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AEROVÍAS DEL CONTINENTE AMERICANO S.A. AVIANCA

8.01.18. Ensure that the TENANT, its stockholders or people part of the economic group (if it exists) it belongs to, (i) are not part of the executive list of the OFAC (Office of Foreign Assets Control of the Department of Treasury of the United States of America), (ii) have not been condemned for crimes against property, money laundering and/or illicit enrichment, and (iii) expired ownership has been declared upon their properties in accordance to the Applicable Law;

8.01.19. Assess the recommendations provided by all entities regulating International Civil Aviation, and allow the development of the campaigns to inform passengers about these recommendations.

8.01.20. Refrain from granting access to personnel to other areas different to the leased ones, without bearing the identification that authorizes them to transit these areas.

8.01.21. Comply with the Airfields Regulations and the dispositions established in the Local Airport Safety Plan;

8.01.22. Refrain from exhibiting external advertisements in the Premises, excluding the Establishment Sign, which must be approved by OPAIN within 5 business days, counted from the receipt of the request from the TENANT.

8.01.23. Refrain from using the name, brands or logos of OPAIN associated to the Airport, unless there is written consent from OPAIN.

8.01.24. Refrain from performing any action or omission that, because of its nature, might represent or cause a security threat in the Premises, the Airport or to the air operation;

8.01.25. Deliver and/or pay to the Trust the amount stated by this Contract, according to the instructions of OPAIN and/or the Trust; and

8.01.26. Fulfill the rest of the obligations derived from this Contract and the Applicable Law.

8.02. Obligations of the TENANT relating to Environmental Regulations. The TENANT shall always fulfill the applicable provisions of the Environmental Plan, as well as the obligations below, and shall take all the necessary measures to protect the environment;

8.02.1. Prepare any document necessary to comply with the Environmental License (as per the definition established in the Concession Contract), where applicable;

8.02.2. Notify OPAIN immediately regarding any breach relating the Environmental Regulation, as well as any claim alleged by the environmental control and monitoring agencies, or any contractual breach relating to the fulfillment and performance of the obligations derived from the Environmental Obligations; and

8.02.3. Comply with the corrective plans pointed out by OPAIN, AEROCIVIL and/or the control and monitoring agencies, regarding the breaches or threats that may arise, associated with the Environmental Regulations.

8.03. Obligations of OPAIN: The following are the general obligations of OPAIN:

8.03.1. Hand over the tenancy of the Premises to the TENANT, under leasehold title, from the date stated in the Certification of Commencement of Commercial Exploitation.

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AEROVÍAS DEL CONTINENTE AMERICANO S.A. AVIANCA

8.03.2. Allow the access to the Premises to the TENANT’S staff duly identified with the identity card issued by OPAIN, in accordance to the instructions provided by OPAIN.

8.03.3. Free and relieve the TENANT from liability as established in Clause 8.04;

8.03.4. Fulfill the rest of the obligations derived from this Contract and the Applicable Law.

8.04. Indemnity: Each Party shall Free and relieve the other Party and its subsidiaries, affiliates, headquarters and their respective stockholders, executives, employees, agents, successors, assignees, trusts or any other party, against all liabilities, damages, demands and claims caused to properties, lives, or personal integrity of a Party, its employees, agents or subcontractors, or any third party, directly or indirectly arising from incidents, actions or omissions of one of the Parties, its employees, agents, subcontractors, during the performance of this Contract.

8.04.1. Each Party will immediately inform of any claim or action that is instituted against any of the Parties Party relating to this Contract, as soon as they are aware of it. In this event, the Party shall provide all the necessary collaboration and provide any document or information it has that might be considered as useful.

8.04.02. The indemnity obligation established in this Clause shall outlast the termination of this Contract and shall have effect for a term of 5 years after the date of termination of this Contract.

9. SPECIAL PROVISIONS:

9.01. Utilities: During the validity of this Contract, the TENANT commits to fulfill the payment of all invoices and/or fare of the utilities of the Premises generated since the date stated by the Certification of Commencement of Adaptation Works.

9.01.1. OPAIN reserves the right to request that the TENANT hand over the invoices as evidence of payment of the utilities.

9.01.2. The claims relating to the proper provision or invoicing of the aforementioned utilities, shall be directly settled by the TENANT before the respective service provider.

9.01.3. If as a result of non-timely payment of the utilities the respective company suspends, removes the electric power service or telephone line services, the TENANT be responsible for the payment, at its own expense, of the related interests as well as reconnection expenses.

9.01.4. This Contract, along with the invoices paid by OPAIN, constitutes an enforcement order to judicially collect from the TENANT and its guarantors; the utilities the TENANT refrained from paying.

9.02. Civil Non-Contractual Liability Policy: The TENANT commits to procure a Civil Non-Contractual Liability Policy (the “Policy”) with a legally established Colombian insurance company, which is deemed as acceptable by OPAIN, with the following conditions:

Taker: THE TENANT

Policy Holders: OPAIN S.A. NIT 900.105.860-4, FIDUCIARIA OPAIN S.A.-FIDUCIARIA BANCOLOMBIA, NIT 830.054.539-0, and the TENANT.

Beneficiaries: Damaged Third Parties.

Protection and Validity: The validity of this protection shall be annual.

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AEROVÍAS DEL CONTINENTE AMERICANO S.A. AVIANCA

Insured Value: The Policy shall have an insured value equivalent to Sixty Million Pesos ($60.000.000). The contracted coverture shall be full (100%) basic protection (land, labor and operations) per event, plus the annual accrued, medical expenses 10% per event and 20% for the annual accrued, contractors and subcontractors to full extend (100%), own and third parties’ vehicles 10% per event and 30% validity, employer 25% per event and 50% for the annual accrued. All protections have a deductible charge of 10% of the loss value that the TENANT shall assume, minimum 5 Monthly Legal Wages.

9.02.1. The issuing of the Policy does not exempt the TENANT of its obligation of indemnifying OPAIN for all the damages arising from the unfulfillment of this Contract.

9.02.2. The TENANT shall replace the Policy when its value is affected for whatever reason. Said replacement shall be performed within the next 10 calendar days after using the initial insured value for the occurrence of an incident. In the event the Policy is called upon, the TENANT shall pay the deductible. The Policy is an accessory and shall be taken without prejudice of all obligations derived from the same

9.03. Compliance Policy: A policy to ensure the compliance of the obligations derived from the signing of this Contract, including, but not limited to, those related to payments on its charge, with the following characteristics:

Taker and Secured Person: The TENANT.

Beneficiaries: OPAIN S.A. NIT 900.105.860-4, FIDUCIARIA OPAIN S.A.-FIDUCIARIA BANCOLOMBIA, NIT 830.054.539-0.

Protection and Validity: The validity of this protection shall be annual.

OBSERVANCE: Observance of all obligations taken by the TENANT while entering the corresponding Contract, for an amount equivalent to thirty percent (30%) of the annual value of the Contract, which is the result of multiplying the Consideration by twelve.

The validity of this protection shall be annual. In any event, this policy shall be valid throughout the performing term of the agreement plus four (4) months.

9.04. Lease Assignment: It shall be governed in accordance with the provisions of article 23, Code of Commerce, Goodwill: The TENANT expressly waives the right to demand any amount corresponding to “commercial premiums”, “Goodwill” or any denomination used in the market, that indicates an improvement of the Premises as a lease unit at the termination of this Contract. Therefore, the TENANT waives any right to demand OPAIN or AEROCIVIL any amount for that reason during the validity of the Contract, or in case the relocation of the Premises is necessary at any time of the performance of the Contract and/or its termination.

9.06. Risks of the TENANT: The TENANT takes on the risks derived from the performance of the Contract, particularly those relating to changes in the passenger flow, sales percentage and operative and management changes that take place in the Airport due to the Concession Contract. Thus, the TENANT exempts OPAIN from any responsibility relating these matters, as OPAIN does not guarantee nor taken on any obligation before the TENANT to ensure passenger flux, percentage of sales percentage or the non-occurrence of operative and management changes in the Airport.

9.07. Conformity with the Procurement Transparency Protocol of OPAIN: OPAIN expresses that its actions derived from the performance of this Contract follow objectivity and transparency principles, in accordance to OPAIN’S by-laws, the applicable law and the Procurement Transparency Protocol (the “Protocol”) adopted by OPAIN’S Board of Directors, and enforced by all of its employees, stockholders and managers.

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9.08. Termination of the Contract by Just Cause in favor of OPAIN: OPAIN shall have the right to terminate the Contract before the term, due to any of the following causes:

9.08.1. Breach of the economic obligations taken on by the TENANT for more than 10 consecutive days. In this event, OPAIN must request the TENANT to make up for the failure in a reasonable term. If the TENANT does not fulfill its obligations, OPAIN may terminate the Contract within the next ten (10) calendar days.

9.08.2. Imposition of one or several fines on OPAIN by AEROCIVIL or any other authority or person, caused by facts attributable to the TENANT;

9.08.3 The TENANT enters into liquidation o closing of operations phase;

9.08.4. By order of a Governmental Authority;

9.08.5. Falsity in the documents or information provided by the TENANT, or in the Policy;

9.08.6. Other causes foreseen in the Applicable Law, the Concession Contract, and the Contract.

9.09. Termination of the Contract by the TENANT:

The TENANT shall have the right to terminate the Contract before the term, due to any of the following causes:

9.09.1. Default on the obligations of OPAIN for more than 10 consecutive days.

9.09.2. Dissolution and/or liquidation of OPAIN;

9.09.3. By order of a Governmental Authority;

9.09.4. Falsity in the documents or information provided by the OPAIN; and

9.09.5. Other causes foreseen in the Applicable Law, the Concession Contract, and this Contract.

9.10. Unilateral Termination of the Contract by the TENANT: The TENANT shall have the right to terminate the contract unilaterally and in advance by giving six a 6 months prior notice to OPAIN, provided that the TENANT pays OPAIN, as a compensation, the amount equivalent of 3 months worth of the Consideration, calculated taking into account the average of the last 3 billed months.

9.11. Notice and Effects of the Termination of the Contract: In order for contract termination to be effective on the grounds of Clause 9.08, 9.09 and 9.10, the Party requesting termination on the Contract shall send written notification exposing the reasons for said termination. In the event of Contract termination because of the causes established in Clauses 9.08, 9.09 and 9.10, the TENANT shall return the property in the same conditions as it received it, in accordance with the provisions of this Contract and the Applicable Law, within the 30 calendar days after the judicial or extra-judicial restitution request and the following effects shall come into force:

The;

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AEROVÍAS DEL CONTINENTE AMERICANO S.A. AVIANCA

9.11.1. The TENANT shall pay all due amounts to OPAIN, including the Penalty Clause and the Consideration installments, as well as all utilities bills caused from the date on the Certification of Commencement Adaptation Works until the termination of the Contract date, within the next thirty (30) days after the termination of the Contract date.

9.12. Non-monetary sanctions: In the event of failure of any of the obligations of the TENANT established in paragraph 8.01.1, 8.01.3, 8.01.8, 8.01.19, 8.01.20, 8.01.23, 8.01.25 of the Contract persisting for more than 10 calendar days, without prejudice of other agreed sanctions in this CONTRACT or established in the Applicable Law, prior the admonition established in Clause 9.08.1, OPAIN shall have the right to: (i) terminate the Contract; (ii) revoke all access permits granted to the TENANT, its employees and subcontractors; and (iii) inform the users and/or security authorities of the Airport that the TENANT is no longer authorized to use the Premises nor enter the restricted areas of the Airport.

9.13 Penalty Clause: In the event of failure to comply with the obligations of the TENANT set forth in paragraphs 8.01.1, 8.01.24, 8.02.4 of this Contract, except for the monetary obligations such as the monthly monetary Consideration established in this Contract, the TENANT shall pay OPAIN, as a Penalty Clause, an amount corresponding to one (1) year of installments, once the TENANT is required to comply with its obligations and the term established in clause 9.08.1 has expired without solving the failure. Payment of the penal clause does not exempt the Parties from fulfilling the obligations derived from this Contract.

9.14. Contract Settlement: The Termination Document must be signed in order to proceed with the final verification of accounts relating to the present Contract and subsequent final settlement.

9.14.1. The final verification of accounts relating to the present Contract shall be carried out in a term that is no longer than 15 calendar days calculated from the termination notice date send by the Party requesting the Contract termination, or from the expiration date of this Contract.

9.14.2. In order to sign the Termination Document, the Parties shall settle the certain, particular and demandable benefits due to each other, which shall appear in said document.

9.15. Default Interests: In the event any of the Parties fail to comply with any of its obligations consisting of paying an amount of money under this Contract, the breaching Party shall recognize and pay the other default interest calculated at the highest current legal rate.

10. TERMINATION BY MUTUAL AGREEMENT:

10.01. The Parties may concur on the termination of the Contract before the agreed term in the event OPAIN requires the whole or a portion the Premises, in order to carry out works to fulfill the Concession Contract. This kind of Termination shall be applicable provided that, along with the procedure described below, the aforementioned works have such a character that prevent the complete and permanent normal use of the leased area, and that the works make the TENANT to permanently stop using the leased area. In addition to this, the Parties acknowledge beforehand that this clause shall not be applicable in the event of works that don’t demand returning the property, without prejudice of the provisions of paragraph 3.07, Clause 3 of this Agreement. In order to implement this form of termination, the procedure below shall be followed:

(i) OPAIN shall inform the TENANT about the necessity of taking back the Premises and shall propose a substitute area in the Airport, which shall be appropriate for the TENANT’S operation.

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(ii) The TENANT shall inform OPAIN if the proposed area complies with reasonable purpose and operational conditions to move its operation. Said conditions shall be the same or better than those offered in the Premises.

(iii) If the TENANT does not accept the offered area to move its operation, OPAIN shall offer the TENANT another area that complies with the minimum requirements requested by the TENANT, if such area existed.

(iv) Only if OPAIN and the TENANT concur on a satisfactory area for the TENANT, the Parties shall sign a new lease contract that maintains equivalent conditions to the agreed in this Contract regarding duration and price. Regarding price, the Parties shall agree that it will only be required from the day the TENANT begins exploitation in the new area, so no compensation will be caused or paid during the time it takes the TENANT to adapt the new area.

11. RESTITUTION OF LEASED AREAS

11.01. Premises Restitution: When this Contract is terminated for any cause, the TENANT shall hand over the Premises to OPAIN, personally o to whom OPAIN authorizes to receive it, according to the Certification of Commencement of Adaptations Works, without prejudice of the provisions of Clause 4.034 regarding improvements, which shall be property of AEROCIVIL, committing itself to present the fully paid utility invoices. Concerning the utilities pending for revision, the TENANT guarantees its payment through proportional provision equivalent to the average of the preceding year, according to the respective invoices.

12. MISCELLANEOUS

12.01. Inspection; OPAIN, directly or through the person it appoints, at any time and when it deems convenient, shall have the right to inspect the way the TENANT is performing the Contract and shall request information and the correcting measures OPAIN deems necessary, unless the information is considered confidential by the TENANT. OPAIN shall give prior notice of two (2) calendar days before the inspections, which shall not interfere with the commercial activities of the TENANT or present inconvenience to its customers and employees. The TENANT understands and accepts that the exercise of this faculty by OPAIN does not imply exoneration of the responsibility of the TENANT respecting its obligations established in this Contract.

12.02. Liability: The TENANT is liable before OPAIN and third parties for the damages to people and property that the personal under its surveillance might directly cause resulting from the deployment of its activities and, in general, the use and exploitation of the Premises, related to the development of its activities.

OPAIN does not take on any responsibility for the damages or harm the TENANT might suffer because of causes attributable to third parties.

12.03. Relation among the Parties: Both the TENANT and OPAIN are independent contractors and no provision from this Agreement shall be interpreted in a sense that creates a corporation, joint venture, principal and agent relationship, nor constitutes a commercial agency. Under no circumstances OPAIN shall act as agent or representative of the TENANT.

There is no employment relationship between OPAIN and the TENANT’S employees. The TENANT acts independently, as the verified employer of its staff, with technical and administrative autonomy, thus, there is no employment relationship or subordination with OPAIN; therefore the TENANT is responsible for all the expenses of hiring workers and subcontractors, as well as payment of wages, transportation, travel allowances, any kind of social benefits, or any other compensation that according to employment law, employment contracts, deals and collective labor agreements said workers and subcontractors have or might have the right to.

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AEROVÍAS DEL CONTINENTE AMERICANO S.A. AVIANCA

12.4. Identification of the TENANT’S staff: The TENANT shall process and obtain the identity card or sticker that identifies its employees or subcontractors as part its staff, following the identity card issue procedures established by OPAIN. To this effect, the TENANT shall provide OPAIN the list of employees and subcontractors requiring access to the restricted areas, with at lest 5 business days beforehand. Once the respective employee or subcontractor ceases operations, the TENANT shall return to OPAIN the identity card and credentials obtained for every employee or subcontractor, and OPAIN shall suspend the respective access to the restricted areas.

12.5. Confidentiality: The Parties shall maintain in absolute confidentiality all documents or information received from the other Party during the performance of this Contract, and therefore shall not disclose said information without prior written consent from the other Party, except for judicial decision, during the term of the Contract and the 5 subsequent years after its termination. Confidentiality shall not apply to the following events: (i) when at a latter time the information becomes available to the general public for a reason different to the failure to comply with the Confidentiality obligation of this clause; (ii) when the information was already known by the receptor and they may demonstrate this by documents or other proofs showing this; (iii) when the information is known by the receptor due to causes outside the control of the Parties; (iv) when the information is prepared by or in behalf of the disclosing Party without involving confidential information of the other Party; (v) when the information is revealed by request of a competent governmental authority or applicable law disposition; and (vi) when OPAIN requires the statistical and commercial information provided by the TENANT relating to the activity carried out by the TENANT and authorized by virtue of this Contract, in order to process and disclose its own data and statistics about the different commercial areas of the Airport. Opain guarantees the information it may use is related to the normal operation of the industry the TENANT belongs to, and shall not wrongfully disclose privileged or reserved information, those relating to its financial statements and/or its income level.

Without prejudice of the aforementioned provision, the TENANT may share, with ought previous consent, the existence of this Contract or the information it contains or any other additional information obtained due to its signing or during its validity, with any of the companies the TENANT controls or those which act as its controllers or those that are under joint control of any of them, including the executives, directors, legal and financial counsels, underwriters, and/or insurers of each of them.

12.06. Settlement of Disputes: In the event of a dispute between the Parties under this Agreement and/or its annexes during its deployment or performance, the Parties agree on the following settlement procedures:

1. Direct Negotiation:

The Parties shall resort to direct-settlement procedures, for which any of them may give written notice to the other about the existence of a dispute, and the other shall respond in written in a term of ten (10) business days, expressing its position about the dispute and a brief presentation of the alleged reasons.

The Parties shall meet up through their legal representatives or whom they appoint, to try to resolve the dispute, within a term of fifteen (15) business days after the date of dispatch of the communication.

All negotiations between the Parties shall be confidential, thus all information disclosed by a Party to the other in the course of negotiations may not be used as evidence in court or arbitration proceedings, unless said information was already public or could be accessed directly by the other Party.

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If the Parties can’t directly resolve the dispute by the end of a thirty (30) business days period, counted from the date of the initial communication, the provisions established on the following paragraph shall apply:

2. Arbitration: If the Parties couldn’t settle the dispute in the previous stage, any of them shall submit the dispute to the Arbitration and Conciliation Center of the Chamber of Commerce of Bogota for binding arbitration, and appoint by agreement of the Parties three (3) arbitrators from the “A” list of eligible arbitrators, in a period of five (5) days. If such appointment is not possible the arbitrators shall be appointed by the Arbitration and Conciliation Center of the Chamber of Commerce of Bogota to the request of any of the Parties. The decision shall be based on Law.

The appointed arbitrators shall inform the Parties, within the next five (5) working days following their notice, if they accept or reject the appointment. If they remain silent it shall be understood that they do not accept. If an arbitrator does not accept, renounces, dies or becomes disabled, he shall be replaced by the same means used to his appointment.

The arbitral tribunal shall rule on the controversy based on Law, and the defeated Party shall pay the cost of the arbitration.

12.07. Taxes: Each Party shall be responsible for any direct or indirect tax or cost, national, local or municipal which is attributable to it in connection with the performance, fulfillment or authentication of this Contract. Each Party shall be responsible of complying with all applicable tax regulations because of its activity.

12.08. Entire Contract and prevalence: This Contract, including its Annexes, contains the entire agreement between the Parties as to the subject matter hereof, and supersedes all prior agreements concerning the same matter.

12.09. Amendments: All amendments, additions and clarifications to this Contract shall be valid only if they are in written form and duly signed by the legal representatives of the Parties.

12.10. Domicile: For all legal purposes the contractual domicile is the city of Bogota D.C.

12.11. Governing Law: Colombian Law shall govern the performance, interpretation, enforcement and dispute resolutions connected with this Contract.

12.12. Notices: Except in the case that there has been a different agreement in the present contract, all notices or communications required or allowed by under this Contract shall be made in written form, personally delivered and/or send by fax machine and/or electronic mail to the following addresses:

In the case of the TENANT:

To the attention of:	-Legal Representative.

Address:	Av. El Dorado Cll. 26 No. 59-15, Bogota D.C., Colombia

Telephone:	+571 5877700 ext. 2552

Fax:	+571 5877700 ext. 2552

Email:	notificaciones@avianca.com

In case of OPAIN:

To the attention of:	-General Manager

Address:	Calle 26 No. 103-09, Edificio Cisa, Bogotá D.C., Colombia

To the attention of:

LEASE CONTRACT No. OP-DC-CA-T1-0028-12 BETWEEN OPAIN S.A. AND

AEROVÍAS DEL CONTINENTE AMERICANO S.A. AVIANCA

Telephone:	+571 4397070

Fax	+571 4135104

Email:	jpulido@eldorado.aero

Communications shall be deemed as delivered: (i) the next business day following its remission, if it is a personal delivery; (ii) the third business day following its mailing, if the remissions were made by registered mail or a similar source with acknowledge of receipt; (iii) the next business day, if it was send by fax or email, provided the sending machine produces receipt confirmation or that there are reasonable proofs to demonstrate the message has been received.

12.13. Expenses: The expenses resulting from the performance of this Contract shall be borne by the TENANT.

12.14. Counterparts: This Contract is simultaneously signed in counterparts on October 29 2012, each of which shall be deemed to be an original.

Signed for and on behalf of OPAIN	Signed for and on behalf of The TENANT

(Illegible signature)	(Illegible Signature)

JUAN ALBERTO PULIDO ARANGO General Manager OPAIN	ELISA MURGAS DE MORENO Legal Representative AEROVÍAS DEL CONTINENTE AMERICANO S.A. AVIANCA

LEASE CONTRACT No. OP-DC-CA-T1-0028-12 BETWEEN OPAIN S.A. AND

AEROVÍAS DEL CONTINENTE AMERICANO S.A. AVIANCA

ANNEX 1

Certification Of Commencement Of Adaptation Works

By and between the undersigned to wit: Juan Alberto Pulido Arango, bearer of the identity card No. 70.876.189 issued in La Estrella, Antioquia, domiciled in Bogotá, acting as legal representative of Sociedad Concesionaria Operadora Aeroportuaria Internacional S.A. – Opain S.A. (“OPAIN), and AEROVÍAS DEL CONTINENTE AMERICANO S.A. AVIANCA (the “TENANT”), which together shall be referred as the “Parties”, have agreed on signing this Certification of Commencement of Adaptation Works of the Lease Contract No. OP-DC-CA-T1-0028-12 (the “Contract”), which shall be governed by the provisions hereof, considering the following:

WHEREAS,

FIRST: In accordance to Clause 5.04 of the Contract the prior conditions required were established for the signing of the Certification of Commencement of Adaptation Works set forth in order to begin the Adaptation Stage given that the Parties have met the prior conditions to give way to this Stage of the Contract.

SECOND: The Parties, with the intention to begin the Stage of Adaptation Works,

AGREE TO

FIRST: Through this Certification of Commencement of Adaptation Works, OPAIN grants access to the TENANT to the Premises from October 22, 2012, in order to begin the necessary works in the Premises, in accordance with the provisions set forth in Chapter 6 of the Contract.

SECOND: Through Annex 1 of this Certification of Commencement of Adaptation Works, the inventory of the conditions of the Premises on the date of endorsement of this Certification is duly signed.

THIRD: Starting October 22, 2012 the TENANT shall begin with the performance of the Stage of Adaptation Works following the provisions of Chapter 6 of the Contract.

In witness whereof, the Parties sign two (2) identical counterparts in Bogota D.C., December 19 2012.

Grantor	Grantee

(Illegible signature)	(Illegible Signature)

JUAN ALBERTO PULIDO ARANGO General Manager OPAIN	ELISA MURGAS DE MORENO Legal Representative AEROVÍAS DEL CONTINENTE AMERICANO S.A. AVIANCA

LEASE CONTRACT No. OP-DC-CA-T1-0028-12 BETWEEN OPAIN S.A. AND

AEROVÍAS DEL CONTINENTE AMERICANO S.A. AVIANCA

ANNEX 2

Certification Of Commencement Of Commercial Exploitation

By and between the undersigned to wit: Juan Alberto Pulido Arango, bearer of the identity card No. 70.876.189 issued in La Estrella, Antioquia, domiciled in Bogotá, acting as legal representative of Sociedad Concesionaria Operadora Aeroportuaria Internacional S.A. – Opain S.A. (“OPAIN), and AEROVÍAS DEL CONTINENTE AMERICANO S.A. AVIANCA (the “TENANT”), which together shall be referred as the “Parties”, have agreed on signing this Certification of Commencement of Commercial Exploitation of the Lease Contract No. OP-DC-CA-T1-0028-12 (the “Contract”), which shall be governed by the provisions hereof, considering the following:

WHEREAS,

FIRST: Clause 6.04 of the Contract set forth the preliminary conditions required to sign the Certification of Commencement of Commercial Exploitation, in order to begin with the Stage of Commercial Exploitation.

SECOND: The Parties express that they have willingly agreed on beginning the Stage of Commercial Exploitation along with the corresponding obligations to said stage, starting January 4, 2013.

The Parties, with the intention to begin the Stage of Commercial Exploitation, the Parties

AGREE AS FOLLOWS

FIRST: Provided the signing by the Parties of the Partial Certification of Satisfactory Receipt of the Works on February 20 20(illegible writing), and the fulfillment of other conditions to endorse the Certification of Commencement of Commercial Exploitation, the Parties state that at the time of the signing of this document an inspection the premises has been carried out, finding that the works comply with the provisions of Annex 5 of the contract and the Certification of Partial Satisfactory Receipt of the Works, therefore OPAIN hands over, and the TENANT receives, the Premises, in order to start the Stage of Commercial Exploitation beginning January 4, 2013.

SECOND: With the signing of this Certification of Commencement of Commercial Exploitation the Parties formalize the performance of the Stage of Commercial Exploitation, beginning January 4, 2013.

In witness whereof, the Parties sign two (2) identical counterparts in Bogota D.C., January 21, 2013.

Delivers,	Receives,

(Illegible signature)	(Illegible Signature)

JUAN ALBERTO PULIDO ARANGO General Manager OPAIN	ELISA MURGAS DE MORENO Legal Representative AEROVÍAS DEL CONTINENTE AMERICANO S.A. AVIANCA

LEASE CONTRACT No. OP-DC-CA-T1-0028-12 BETWEEN OPAIN S.A. AND

AEROVÍAS DEL CONTINENTE AMERICANO S.A. AVIANCA

ANNEX 3

Partial Certification Of Satisfactory Receipt of the Works

By and between the undersigned to wit: Juan Alberto Pulido Arango, bearer of the identity card No. 70.876.189 issued in La Estrella, Antioquia, domiciled in Bogotá, acting as legal representative of Sociedad Concesionaria Operadora Aeroportuaria Internacional S.A. – Opain S.A. (“OPAIN), and AEROVÍAS DEL CONTINENTE AMERICANO S.A. AVIANCA (the “TENANT”), which together shall be referred as the “Parties”, have agreed on signing this Certification of Commencement of Commercial Exploitation of the Lease Contract No. OP-DC-CA-T1-0028-12 (the “Contract”), which shall be governed by the provisions hereof, considering the following:

WHEREAS,

FIRST: In accordance with the Adaptation Works Stage established in Chapter 6 of the Contract, the TENANT partially handed over the works as stated in Annex 1 of this Partial Certification Of Satisfactory Receipt of the Works.

SECOND: The partial performance of the Works by the TENANT fulfills the designs and specifications of the project approved by OPAIN.

THIRD: Copy of the record plans and their Autocad file version is attached to this Partial Certification Of Satisfactory Receipt of the Works.

FOURTH: In compliance of Clause 6.03.4 of the Contract, OPAIN carried out the inspection of the adaptation Works, and these were partially approved, as appears in Annex 1 of this Partial Certification Of Satisfactory Receipt of the Works.

FIFTH: The TENANT shall conclude the works in a definitive manner, as stated by the observations of Annex 2 of this Partial Certification Of Satisfactory Receipt of the Works

The Parties, according to the aforementioned,

AGREE AS FOLLOWS

FIRST: The adaptation Works corresponding to the Stage of Adaptation Works of the Contract and the record plans or “as built” plans have been satisfactorily received by OPAIN, according to the provision and requirements of the Contract, and in the manner established in Annex 1 of this Partial Certification Of Satisfactory Receipt of the Works.

SECOND: The TENANT is bound to finalize in a complete and definite manner the observations and missing elements established by Annex 2 of this Partial Certification Of Satisfactory Receipt of the Works, no later than 4 p.m., March 15, 2013

PARAGRAPH 1: In the event the TENANT fails to comply with the preceding Second Agreement, OPAIN shall immediately terminate the Contract, giving way to the effects brought about by the applicable law and the contractual provisions, such as fines, penal clause and non-monetary sanctions.

THIRD: Provided the TENANT fulfills the preceding Second Agreement, the parties shall sign the Definitive Certification Of Satisfactory Receipt of the Works not later than March 15, 2013.

In witness whereof, the Parties sign two (2) identical counterparts in Bogota D.C., January 21, 2013.

LEASE CONTRACT No. OP-DC-CA-T1-0028-12 BETWEEN OPAIN S.A. AND

AEROVÍAS DEL CONTINENTE AMERICANO S.A. AVIANCA

Delivers,	Receives,

/s/ JUAN ALBERTO PULIDO ARANGO	/s/ ELISA MURGAS DE MORENO

JUAN ALBERTO PULIDO ARANGO	ELISA MURGAS DE MORENO
General Manager	Legal Representative
OPAIN	AEROVÍAS DEL CONTINENTE
AMERICANO S.A. AVIANCA

LEASE CONTRACT No. OP-DC-CA-T1-0028-12 BETWEEN OPAIN S.A. AND

AEROVÍAS DEL CONTINENTE AMERICANO S.A. AVIANCA

ANNEX 1

Good afternoon,

According to the meeting held on 21 January 2013, from 9:30 a.m. till 11:30, when a walking inspection of the Back Office area was carried out with the purpose of validating the fulfillment of the approvals made by OPAIN, with the oarticipation of Mr. Raul Acevedo and Mr. Luis Fernando Gonzalez on behalf of Avianca, and with Rocío Ospina and Ginna Cortés on behalf of OPAIN, we wish to send the observations found during the said inspection, which we request be tended to in order to perform another inspection, thus, getting OPAINS approval for signing the Certification of Satisfactory Receipt of the works.

Level 13.70

>Electrical Room:

•

The maintenance department of OPAIN will carry out an inspection to validate the connections, conductive installations and insulation of the electric board. Avianca must deliver the “as built” plans and full Retie certification. There are no ups. The fire breaker seals of the main connection in the wall perforations and plates made in electrical room SDB-43, all the way to the derivation box in bus way, are missing.

•	The technical room is in an enclosed space, and the smoke detection system was not found.

PICTURE

> In the Office Area next to the electrical room on this level, the smoke detectors delivered by the franchisee were left there, however, when the distribution and design were carried out it was not relocated, and it is currently out of the margin where the rook box is set. The regulations are not being fulfilled.

PICTURE

A leveling must be made in the corridor with expansion joints located in the first glass door.

A Sprinkler is detected in the corridor and was relocated and is found to be breaching that which is established by the norm.

PICTURE

>Computer Room: There are neither smoke detectors nor protection against FIRE hazards.

>CCTV: There is no fire detector.

>Delivery of Safety Equipment: There is no smoke detector.

> The office to the back of the premises doesn’t have smoke detectors.

PICTURE

>For the two offices in this level, HSEQ department points out that there is no signage system indicating the evacuation routes for the Airline, which shall comply with what was approved in the blueprints No. A-08 and A 09 introduced in the project. There is no rigid stretcher available with cervical and cephalic stabilizer, nor body harness, first-aid kit, which, we insist, its contents must comply with the Type A designation, one of this elements for each area.

LEASE CONTRACT No. OP-DC-CA-T1-0028-12 BETWEEN OPAIN S.A. AND

AEROVÍAS DEL CONTINENTE AMERICANO S.A. AVIANCA

>Regarding waste, there are no waste-separation points in the source (environmental points).

>One of the risks found is that a cable conduit is broken.

PICTURE

>Archive, electric boards and air conditioning office: There is no smoke detector.

➢	The offices located in this area, including the Archive, Avianca Services and Airport Management doesn’t have smoke detectors and sprinklers.

PICTURE

Level 8.70

>Electric Room:

The maintenance department of OPAIN will carry out an inspection to validate the connections, conductive installations and insulation of the electric board. Avianca must deliver the as built blueprints and full Retie certification.

>Many of the inspected sprinklers don’t comply with the regulations because they are stuck to the wall.

PICTURE

>As an observation from the HSEQ area, we insist the portable fire extinguishers must be Clean Agent.

>For the two offices in this level, HSEQ department points out that there is no signage system indicating the evacuation routes for the Airline, which shall comply with what was approved in the blueprints No. A-08 and A 09 introduced in the project. There is no rigid stretcher available with cervical and cephalic stabilizer, nor body harness, first-aid kit, which, we insist, its contents must comply with the Type A designation

>The Technical Room doesn’t have a smoke detector or supply system against fires.

>The hallway doesn’t have smoke detectors or supply.

>The Customer Service office doesn’t have smoke detector.

>The copier area doesn’t have smoke detector or wet systems.

>The handicap office doesn´t have no smoke detector or sprinklers.

>The emergency door installed by Avianca next to the Children Room, is not properly signalized.

>The special passengers office m, doesn’t have the smoke detector or sprinkler demanded by the regulations.

>In one of the hallways, a sliding door covering a electric board was detected. Because of the location of the doors, it is impossible to access said board, since only the door on the other edge slides. There are not smoke detector or sprinklers.

PICTURE

>There are two smoke detectors in the cafeteria area that were located over the air conditioning ducts, which is not allowed by the regulations.

LEASE CONTRACT No. OP-DC-CA-T1-0028-12 BETWEEN OPAIN S.A. AND

AEROVÍAS DEL CONTINENTE AMERICANO S.A. AVIANCA

PICTURE

>The Cash Register room doesn’t have smoke detectors.

PICTURE

>The Training Room doesn’t have smoke detector or sprinklers.

PICTURE

>The Internet Café doesn’t have smoke detectors.

>The expansion joint in this floor must be leveled.

PICTURE

According to the site inspection, the fire network distributions were not constructed following the specifications established in the building regulations of Terminal 2, there is no fulfillment on the NFPA 72 detection systems regulations, sprinklers NFPA 13. This occurred in the adaptation of the space handed over to Avianca.

Regarding Air Conditioning, OPAIN will provide the water condensation system located in the same level, so they will be able to connect to it. However, taking into account the request of the tenant, there is a second option (connect to the cold water supply that could be extended from the AV Back Office on level 8.70 all the way to level 13.70) which, if technically feasible prior presentation, the expenses shall be covered in its totality by the TENANT. We insist: project subject to technical validation.

Avianca will present the proposal for air renovation; once received it will be handed to the designer to assess its technical feasibility.

Moreover, we request again that the definitive project is presented to OPAIN, which was requested following the approval with observations provided by the grantee, since as of today it haven’t been received.

LEASE CONTRACT No. OP-DC-CA-T1-0028-12 BETWEEN OPAIN S.A. AND

AEROVÍAS DEL CONTINENTE AMERICANO S.A. AVIANCA

ANNEX 2

CONTINGENCY PLAN FOR LEVEL 8.70 AND 13.70 OF AVIANCA’S BACK OFFICE

DETECTION:

1.	All existing detectors delivered by OPAIN will be left enabled.

2.	Provisional portable detectors will be installed en the areas lacking of these devices, in order to guarantee a timely warning sign in case of threat of fire. These devices work independently and have their own alarm, but they are not connected to the main detection system and therefore it is necessary that the areas be occupied in order to effectively warn about the threat.

3.	Emergency staff will be permanently held in the area in order to guarantee compliance with the safety protocols in case a threat should arise.

EXTINCTION

1.	To this date, Avianca haven’t performed any modification to this system or any of its elements and devices, which were delivered by OPAIN.

2.	Additional clean agent extinguishers will be installed to those already delivered in the premises, accepted in the Emergency and Evacuation plan approved by OPAIN. Based on the grounds of regulation NFPA72, those areas were the sprinklers don’t comply with provisions of regulation NFPA72 and/or were there aren’t located, will be reinforced, making sure that they cover 100% of the areas inhabited by the employees, providing full safety.

3.	Emergency staff will be permanently held in the area in order to guarantee compliance with the safety protocols in case a threat should arise.

AREAS UNFIT TO BE OCCUPIED

Taking into account that the priority is guarantee the safety of our staff, the contingency plan disabled some areas where we consider we can provide full safety; these areas are specified in the attached plans.

EMERGENCY AND EVACUATION SIGNS

1.	The necessary first-aid elements, stretchers, first-aid kits, evacuation plans and emergency routes were located, according to the plan presented and approved by OPAIN.

Plans with the proposal for the emergency protocol are attached.

Regards,

Raul Acevedo G

AVIANCA TACA

LEASE CONTRACT No. OP-DC-CA-T1-0028-12 BETWEEN OPAIN S.A. AND

AEROVÍAS DEL CONTINENTE AMERICANO S.A. AVIANCA

ANNEX 4

The Premises

LEASE CONTRACT No. OP-DC-CA-T1-0028-12 BETWEEN OPAIN S.A. AND

AEROVÍAS DEL CONTINENTE AMERICANO S.A. AVIANCA

BO-15

AVIANCA

Area 228.00 m2

NOTE: The measurement might change in the final result of the works; this must be verified in site.

PREMISES LINES:

TO THE NORTH: 14.71 mts. bordering to empty space over international waiting room.

TO THE WEST: 16.72 mts. bordering empty space over central hall.

TO THE SOUTH: 12.97 mts. bordering empty space over

TO THE EAST: Sectioned front of 8.64 mts., 2.56 mts., 4.65 mts., 0.82 mts. and 3.44 mts bordering the access hall to the back office bathrooms.

SOCIEDAD CONCESIONARIA AEROPORTUARIA OPAIN S.A.

COMMERCIAL OPERATOR:

AVIANCA

USE:

Back Offices

CONTRACT No.

OP-DC-CA-T2-0028-12

LOCATION:

Terminal T1+T2 New Building, Level +13.70, behind the counters of Eldorado International Airport

Starting date:

Premises	Area:
BO-15	228.00 M2

LEGAL REPRESENTATIVE SIGNATURE

OPAIN LEGAL REPRESENTATIVE SIGNATURE

LEASE CONTRACT No. OP-DC-CA-T1-0028-12 BETWEEN OPAIN S.A. AND

AEROVÍAS DEL CONTINENTE AMERICANO S.A. AVIANCA

BO-16

AVIANCA

Area 383.00 m2

NOTE: The measurement might change in the final result of the works; this must be verified in site.

PREMISES LINES:

TO THE NORTH: Sectioned front of 1.30mts., 0.90mts., 2.51mts., 0.90mts., 56.61mts., 0.92nts., 2.52mts., 0.90mts. and 2.17 mts. bordering the back office access hall.

TO THE WEST: 5.91mts. bordering deposits an circulation hall.

TO THE SOUTH: 66.01mts. bordering with the back office entrance hall.

TO THE EAST: Sectioned front of 2.47mts., 0.82mts., and 3.42mts. bordering with circulation hall and elevators.

SOCIEDAD CONCESIONARIA AEROPORTUARIA OPAIN S.A.

COMMERCIAL OPERATOR:

AVIANCA

USE:

Back Offices

CONTRACT No.

OP-DC-CA-T2-0028-12

LOCATION:

Terminal T1+T2 New Building, Level +13.70, behind the counters of Eldorado International Airport

Starting date:

Premises	Area:
BO-15	383.40 M2

LEGAL REPRESENTATIVE SIGNATURE

OPAIN LEGAL REPRESENTATIVE SIGNATURE

LEASE CONTRACT No. OP-DC-CA-T1-0028-12 BETWEEN OPAIN S.A. AND

AEROVÍAS DEL CONTINENTE AMERICANO S.A. AVIANCA

BO-01

AVIANCA

Area 575.80m2

NOTE: The measurement might change in the final result of the works; this must be verified in site.

PREMISES LINES:

TO THE NORTH: ILLEGIBLE

TO THE WEST: ILLEGIBLE

TO THE SOUTH: ILLEGIBLE

TO THE EAST: ILLEGIBLE

SOCIEDAD CONCESIONARIA AEROPORTUARIA OPAIN S.A.

COMMERCIAL OPERATOR:

AVIANCA

USE:

Back Offices

CONTRACT No.

OP-DC-CA-T2-0028-12

LOCATION:

Terminal T1+T2 New Building, Level +13.70, behind the counters of Eldorado International Airport

Starting date:

Premises	Area:
BO-1	575.80 M2

LEGAL REPRESENTATIVE SIGNATURE

OPAIN LEGAL REPRESENTATIVE SIGNATURE

LEASE CONTRACT No. OP-DC-CA-T1-0028-12 BETWEEN OPAIN S.A. AND

AEROVÍAS DEL CONTINENTE AMERICANO S.A. AVIANCA

ANNEX 5

Design and Technical Specifications of the Premises Handover

CD attached.

LEASE CONTRACT No. OP-DC-CA-T1-0028-12 BETWEEN OPAIN S.A. AND

AEROVÍAS DEL CONTINENTE AMERICANO S.A. AVIANCA

ANNEX 6

Adaptation/Remodeling Procedure and Space Holder Maintenance

CD attached.

1. Procedure for approval of Adaptation, Remodeling and/or Maintenance approval carried out by Space Holders.

2. Environmental Plan.

3. HSEQ Standard Requirements Version 5.0.

4. Industrial Safety Manual Version 2.0.

5. Hazardous Waste and Material Management Standard Version 2.0.

6. Operative Plan.

7. Employee Handbook.

8. Premises Entrance Design and Technical Specifications.

9. Procurement Transparency Protocol.

LEASE CONTRACT No. OP-DC-CA-T1-0028-12 BETWEEN OPAIN S.A. AND

AEROVÍAS DEL CONTINENTE AMERICANO S.A. AVIANCA

ANNEX 7

Procurement Transparency Protocol